SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 06, 2002



       Nevada            Precise Life Sciences Ltd.          88-0195105
   (State or other             (Exact name of             (I.R.S. Employer
   jurisdiction of         registrant as specified       Identification No.)
   incorporation or            in its charter)
    organization)

        1239 West Georgia Street, Suite 3004, Vancouver,         V6E 4R8
                   British Columbia, Canada                    (Zip Code)
           (Address of principal executive offices)

                                 (604) 664-0499
              (Registrant's telephone number, including area code)


                                  ASDAR Group
         (Former name or former address, if changed since last report)



                              Deron M. Colby, Esq.
                                  MC Law Group
                         4100 Newport Place, Suite 830
                        Newport Beach, California 92660
                                 (949) 250-8655
                           Facsimile: (949) 250-8656
================================================================================

ITEM 2. ACQUISITION OF ASSETS. Precise Life Sciences Ltd. (PLFL: OTC BB) has reached an agreement to acquire Iceberg Acquisition Corporation of Scottsdale, Arizona. Iceberg Acquisition's assets are solely an agreement to acquire Iceberg Drive Inn, Inc. a chain of franchised fast food drive-inn restaurants based in the southwestern United States. The company will issue 10,000,000 Rule 144 restricted shares and assume the purchase contract currently held by Iceberg Acquisition Corporation. The total cost of the purchase agreement calls for payment of $4,400,000 US to the owners of the company over a period of two years.

ITEM 7.  EXHIBITS.

(c)  Exhibits
       None


 Exhibit No.     Description
 -----------     -----------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

                                             Precise Life Sciences Ltd.

                                             /s/: Robert Waters
                                                  -------------
DATED: January 06, 2002                       By:  Robert Waters
                                                   President